Supplement Dated May 1, 2020

to the

Prospectus Dated May 1, 2020

for the

Farmers EssentialLife® Variable Universal Life

issued by

Farmers New World Life Insurance Company

through its

Farmers Variable Life Separate Account A

This Supplement updates certain information in your variable insurance policy (the "Policy") Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Fidelity® Variable Insurance Products – Index 500 Portfolio

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Investment Objectives of the Portfolios Fidelity® VIP Index 500 Portfolio Investment Objective and Investment Advisor

Delete "The fund seeks to achieve capital appreciation." Replace with "The fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index".

Delete "Other investment advisors serve as sub-advisors for the fund." Replace with "Geode Capital Management, LLC (Geode) serves as a sub-advisor for the fund."